Exhibit 10.1

Execution Version

SECOND AMENDMENT TO FIFTH AMENDED AND RESTATED

CREDIT AGREEMENT

THIS SECOND AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of March 17, 2016, is by and among RANGE RESOURCES CORPORATION, a Delaware corporation (the “Borrower”), the LENDERS party hereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”).  Unless the context otherwise requires or unless otherwise expressly defined herein, capitalized terms used but not defined in this Amendment have the meanings assigned to such terms in the Credit Agreement (as defined below).

WITNESSETH:

WHEREAS, the Borrower, the Administrative Agent and the Lenders have entered into that certain Fifth Amended and Restated Credit Agreement, dated as of October 16, 2014 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders amend the Credit Agreement as provided herein, and the Administrative Agent and the Required Lenders have agreed to do so on and subject to the terms and conditions hereinafter set forth.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the Borrower, the Administrative Agent and the Required Lenders hereby agree as follows:

SECTION 1.Amendments to Credit Agreement.  Subject to the satisfaction or waiver in writing of each condition precedent set forth in Section 3 of this Amendment, and in reliance on the representations, warranties, covenants and agreements contained in this Amendment, the Credit Agreement shall be amended in the manner provided in this Section 1.

1.1Additional Definitions.  Section 1.1 of the Credit Agreement shall be and it hereby is amended by adding the following definitions thereto in alphabetical order:

“Bail-In Action” shall mean the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” shall mean, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

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“EEA Financial Institution” shall mean (a) any institution established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent;

“EEA Member Country” shall mean any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” shall mean any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” shall mean the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.

“Second Amendment Effective Date” shall mean March 17, 2016.

“Write-Down and Conversion Powers” shall mean, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

1.2Change of Control.  The definition of “Change of Control” in Section 1.1 of the Credit Agreement shall be and it hereby is amended and restated in its entirety to read as follows:

“Change of Control” shall mean and be deemed to have occurred if:

(a)any Person, entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act, but excluding any employee benefit plan of such Person, entity or “group” and their respective Subsidiaries and any Person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan), shall at any time have acquired direct or indirect beneficial ownership (as defined in Rules 13(d)-3 and 13(d)-5 under the Exchange Act) of voting power of the outstanding Voting Stock of the Borrower having more than 40% of the ordinary voting power for the election of directors of the Borrower; or

(b)occupation of a majority of the seats (other than vacant seats) on the Board of Directors of the Borrower by persons who were not (1) directors of the Borrower on the Second Amendment Effective Date, (2) nominated or appointed by the Board of Directors of the Borrower or (3)

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approved by the Board of Directors of the Borrower as director candidates prior to their election; or

(c)the occurrence of any “Change of Control,” “Change in Control” or substantially similar definition under and as defined in the Indenture.

1.3Lender Default.  Clause (v) of the definition of “Lender Default” in Section 1.1 of the Credit Agreement shall be and it hereby is amended and restated in its entirety to read as follows:

(v) a Distressed Person has admitted in writing that it is insolvent or such Distressed Person becomes subject to a Lender-Related Distress Event or a Bail-In Action.

1.4EEA Financial Institutions.  The following shall be and it hereby is added immediately following Section 8.22 of the Credit Agreement as the new Section 8.23:

8.23EEA Financial Institutions.  No Credit Party is an EEA Financial Institution.

1.5Acknowledgement and Consent to Bail-In.  The following shall be and it hereby is added immediately following Section 13.26 of the Credit Agreement as the new Section 13.27:

13.27Acknowledgement and Consent to Bail-In of EEA Financial Institutions.  Notwithstanding anything to the contrary in any Credit Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Credit Document may be subject to the Write-Down and Conversion Powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b) the effects of any Bail-In Action on any such liability, including, if applicable:

(i) a reduction in full or in part or cancellation of any such liability;

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any

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rights with respect to any such liability under this Agreement or any other Credit Document; or

(iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any EEA Resolution Authority.

SECTION 2.Redetermined Borrowing Base.  This Amendment shall constitute notice of a Scheduled Redetermination of the Borrowing Base pursuant to Section 2.14 of the Credit Agreement, and the Administrative Agent, the Required Lenders and the Borrower hereby acknowledge that effective as of the date hereof, the Borrowing Base shall be reaffirmed at $3,000,000,000 and such redetermined Borrowing Base shall remain in effect until the earlier of (a) the next redetermination of the Borrowing Base pursuant to Section 2.14 of the Credit Agreement or (b) the date such Borrowing Base is otherwise adjusted pursuant to the terms of the Credit Agreement.  The Borrower and the Required Lenders agree that the redetermination of the Borrowing Base provided for in this Section 2 shall be the redetermination of the Borrowing Base scheduled to occur on May 1, 2016 and shall not be construed or deemed to be an Interim Redetermination for purposes of Section 2.14 of the Credit Agreement.

SECTION 3.Conditions.  The amendments to the Credit Agreement contained in Section 1 of this Amendment and the reaffirmation of the Borrowing Base contained in Section 2 of this Amendment shall be effective upon the satisfaction of each of the conditions set forth in this Section 3.

3.1Execution and Delivery.  The Borrower, the Required Lenders, and the Administrative Agent shall have executed and delivered this Amendment and each other required document, all in form and substance satisfactory to the Administrative Agent.

3.2No Default.  No Default shall have occurred and be continuing or shall result from the effectiveness of this Amendment.

3.3Other Documents.  The Administrative Agent shall have received such other instruments and documents incidental and appropriate to the transactions provided for herein as the Administrative Agent or its special counsel may reasonably request, and all such documents shall be in form and substance satisfactory to the Administrative Agent.

SECTION 4.Representations and Warranties of the Borrower.  To induce the Lenders to enter into this Amendment, the Borrower hereby represents and warrants to the Lenders as follows:

4.1Reaffirmation of Representations and Warranties/Further Assurances.  After giving effect to the amendments contained herein, each representation and warranty of the Borrower contained in the Credit Agreement and in each of the other Credit Documents is true and correct in all material respects on the date hereof (except to the extent such representations and warranties relate solely to an earlier date, in which case they shall be true and correct as of such earlier date).

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4.2Corporate Power and Authority; Enforceability.  The Borrower has the corporate or other organizational power and authority to execute, deliver and carry out the terms and provisions of this Amendment and has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Amendment.  The Borrower has duly executed and delivered this Amendment and this Amendment constitutes the legal, valid and binding obligation of the Borrower enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors' rights generally and general principles of equity (whether considered in a proceeding in equity or law).

4.3No Violation.  None of the execution, delivery or performance by the Borrower of this Amendment or the compliance with the terms and provisions thereof will (a) contravene any material applicable provision of any material Requirement of Law, (b) result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of the Borrower (other than Liens created under the Credit Documents) pursuant to the terms of any Contractual Requirement except to the extent such breach, default or Lien would not reasonably be expected to result in a Material Adverse Effect or (c) violate any provision of the certificate of incorporation, by-laws or other organizational documents of the Borrower.

4.4No Default.  As of the date of this Amendment, both before and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

SECTION 5.Miscellaneous.

5.1Reaffirmation of Credit Documents and Liens.  Except as amended and modified hereby, any and all of the terms and provisions of the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby in all respects ratified and confirmed by the Borrower.  The Borrower hereby agrees that the amendments and modifications herein contained shall in no manner affect or impair the liabilities, duties and obligations of the Borrower under the Credit Agreement and the other Credit Documents or the Liens securing the payment and performance thereof.

5.2Parties in Interest.  All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

5.3Counterparts.  This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.  Delivery of an executed counterpart to this Amendment by facsimile or other electronic means shall be effective as delivery of manually executed counterparts of this Amendment.

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5.4Legal Expenses.  The Borrower hereby agrees to pay all reasonable fees and expenses of counsel to the Administrative Agent incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and all related documents.

5.5Complete Agreement.  THIS AMENDMENT, THE CREDIT AGREEMENT, AND THE OTHER CREDIT DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

5.6Headings.  The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.

5.7Governing Law.  This Amendment shall be construed in accordance with and governed by the law of the State of New York.

5.8Severability.  Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

5.9Reference to and Effect on the Credit Documents.

(a)This Amendment shall be deemed to constitute a Credit Document for all purposes and in all respects.  Each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference in the Credit Agreement or in any other Credit Document, or other agreements, documents or other instruments executed and delivered pursuant to the Credit Agreement to the “Credit Agreement”, shall mean and be a reference to the Credit Agreement as amended by this Amendment.

(b)The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Credit Documents, nor constitute a waiver of any provision of any of the Credit Documents.

[Remainder of Page Intentionally Blank.  Signature Pages Follow.]

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IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first above written.

RANGE RESOURCES CORPORATION, as the Borrower

By:	/s/ MARK S. SCUCCHI
Name: Mark Scucchi
Title: Vice President - Finance

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JPMORGAN CHASE BANK, N.A., as Administrative Agent and a Lender

By:	/s/: DAVID MORRIS
Name: David Morris
Title: Authorized Officer

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BANK OF AMERICA, N.A., as a Lender

By:	/s/: RONALD E. MCKAIG
Name: Ronald E. McKaig
Title: Managing Director

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ROYAL BANK OF CANADA, as a Lender

By:	/s/: KRISTAN SPIVEY
Name: Kristan Spivey
Title: Authorized Signatory

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Bank of Montreal, as a Lender

By:	/s/: JAMES V. DUCOTE
Name: James V. Ducote
Title: Managing Director

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Capital One, N.A., as a Lender

By:	/s/: NANCY MAK
Name: Nancy Mak
Title: Senior Vice-President

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Canadian Imperial Bank of Commerce, New York BRANCH, as a Lender

By:	/s/: WILLIAM M. REID
Name: William M. Reid
Title: Authorized Signatory

By:	/s/: TRUDY NELSON
Name: Trudy Nelson
Title: Authorized Signatory

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Citibank, N.A., as a Lender

By:	/s/: PHIL BALLARD
Name: Phil Ballard
Title: Vice President

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Credit Agricole Corporate and Investment Bank, as a Lender

By:	/s/: MICHAEL WILLIS
Name: Michael Willis
Title: Managing Director

By:	/s/: SHARADA MANNE
Name: Sharada Manne
Title: Managing Director

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MUFG Union Bank, N.A., as a Lender

By:	/s/: MICHAEL DOMBROSKI
Name: Michael Dombroski
Title: Vice President

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U.S. Bank National Association, as a Lender

By:	/s/: BRAD JOHANN
Name: Brad Johann
Title: Vice President

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Wells Fargo Bank, National Association, as a Lender

By:	/s/: BRANDON KAST
Name: Brandon Kast
Title: Vice President

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Barclays Bank PLC, as a Lender

By:	/s/: VANESSA KURBATSKIY
Name: Vanessa Kurbatskiy
Title: Vice President

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Compass Bank, as a Lender

By:	/s/: BLAKE KIRSHMAN
Name: Blake Kirshman
Title: Senior Vice President

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Credit Suisse AG, Cayman Islands Branch, as a Lender

By:	/s/: NUPUR KUMAR
Name: Nupur Kumar
Title: Authorized Signatory

By:	/s/: WARREN VAN HEYST
Name: Warren Van Heyst
Title: Authorized Signatory

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Deutsche Bank Trust Company Americas, as a Lender

By:	/s/: LAURELINE DE LICHANA
Name: Laureline de Lichana
Title: Director

By:	/s/: DAVID GERAGHTY
Name: David Geraghty
Title: Assistant Vice President

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KeyBank National Association, as a Lender

By:	/s/: JOHN DRAVENSTOTT
Name: John Dravenstott
Title: Vice President

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Natixis, NEW YORK BRANCH, as a Lender

By:	/s/: TIMOTHY L. POLVADO
Name: Timothy L. Polvado
Title: Managing Director

By:	/s/: LEILA ZOMORRODIAN
Name: Leila Zomorrodian
Title: Director

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Société Générale, as a Lender

By:	/s/: MAX SONNONSTINE
Name: Max Sonnonstine
Title: Director

Société Générale, as a Lender

By:	/s/: MAX SONNONSTINE
Name: Max Sonnonstine
Title: Director

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Suntrust Bank, as a Lender

By:	/s/: YANN PIRIO
Name: Yann Pirio
Title: Managing Director

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ZB, N.A. DBA Amegy Bank, as a Lender

By:	/s/: JOHN MOFFITT
Name: John Moffitt
Title: Vice President

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BOKF, NA dba Bank of Texas, as a Lender

By:	/s/: SCOTT MILLER
Name: Scott Miller
Title: Banking Officer

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Branch Banking and Trust Company, as a Lender

By:	/s/: KELLY GRAHAM
Name: Kelly Graham
Title: Vice President

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BNP Paribas, as a Lender

By:	/s/: ANN RHOADS
Name: Ann Rhoads
Title: Managing Director

By:	/s/: SRIRAM CHANDRASEKARAN
Name: Sriram Chandrasekaran
Title: Director

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Comerica Bank, as a Lender

By:	/s/: ROBERT C. PITCOCK
Name: Robert C. Pitcock
Title: Relationship Manager

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Commonwealth Bank of Australia, as a Lender

By:	/s/: SANJAY REMOND
Name: Sanjay Remond
Title: Director

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Frost Bank, as a Lender

By:	/s/: DAVID J. MOOR
Name: David J. Moor
Title: Assistant Vice President

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PNC Bank, National Association, as a Lender

By:	/s/: KYLE T. HELFRICH
Name: Kyle T. Helfrich
Title: Assistant Vice President

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Santander Bank N.A., as a Lender

By:	/s/: DAVID O’DRISCOLL
Name: David O’Driscoll
Title: Senior Vice President

By:	/s/: MARK CONNELLY
Name: Mark Connelly
Title: Senior Vice President

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The Bank of Nova Scotia, as a Lender

By:	/s/: MARK SPARROW
Name: Mark Sparrow
Title: Director

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CONSENT AND REAFFIRMATION

The undersigned (each a “Guarantor”) hereby (i) acknowledges receipt of a copy of the foregoing Second Amendment to Fifth Amended and Restated Credit Agreement (the “Second Amendment”); (ii) consents to the Borrower’s execution and delivery thereof; (iii) agrees to be bound thereby; (iv) affirms that nothing contained therein shall modify in any respect whatsoever its guaranty of the obligations of the Borrower to the Secured Parties pursuant to the terms of its Guarantee in favor of the Administrative Agent for the benefit of the Secured Parties or the Liens granted by it securing payment and performance thereunder and (v) reaffirms that the Guarantee and such Liens are and shall continue to remain in full force and effect.  Although each Guarantor has been informed of the matters set forth herein and has acknowledged and agreed to same, each Guarantor understands that the Lenders have no obligation to inform any Guarantor of such matters in the future or to seek any Guarantor’s acknowledgment or agreement to future amendments or waivers for its Guaranty to remain in full force and effect, and nothing herein shall create such duty or obligation.

IN WITNESS WHEREOF, the undersigned has executed this Consent and Reaffirmation on and as of the date of this Second Amendment.

GUARANTORS:

RANGE ENERGY SERVICES COMPANY, LLC
ENERGY ASSETS OPERATING COMPANY, LLC
RANGE RESOURCES–PINE MOUNTAIN, INC.
RANGE RESOURCES – APPALACHIA, LLC
RANGE PRODUCTION COMPANY, LLC
RANGE RESOURCES–MIDCONTINENT, LLC

By:	/s/ MARK S. SCUCCHI
Name: Mark S. Scucchi
Title: Vice President – Finance of all of the Foregoing Guarantors

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